Employment Agreements (FaceBank Group, Inc. Pre-Merger) (10-K)	12 Months Ended
Dec. 31, 2019
FaceBank Group, Inc Pre-Merger [Member]
Employment Agreements

Note 18 - Employment Agreements

The following are the employment agreements of the Chief Executive Officer, Mr. John Textor, the Chairman of the Board, Mr. Alexander Bafer and the Chief Financial Officer, Mr. Anand Gupta.

Textor Employment Agreement

On August 8, 2018, Mr. Textor was appointed as Chief Executive Officer and Director of the Company. Pursuant to the terms of his at-will Employment Agreement, Mr. Textor reports to the board of directors and is entitled to an annual base salary of $500,000 per annum. Mr. Textor is also eligible to receive equity awards, and an annual target bonus payment equal, as a percentage of his base salary, to that received by all other C-suite executives, subject to a minimum bonus of $100,000 per year. If the employment agreement is terminated, either by Mr. Textor or the Company, then the Company shall be liable to pay Mr. Textor an amount equal to his then current base salary in addition to any accrued compensation owed to Mr. Textor until his date of termination. Mr. Textor is subject to non-competition and non-solicitation of employee clauses for a period of 12 months, pursuant to the terms of the Employment Agreement.

Bafer Employment Agreement

On August 8, 2018, Mr. Bafer resigned from his previous role as Chief Executive Officer and was appointed as Executive Chairman of the board of directors. Pursuant to the terms of his new Employment Agreement as Executive Chairman, Mr. Bafer is entitled to an annual base salary of $500,000 per annum. Mr. Bafer is also eligible to receive equity awards, and an annual target bonus payment equal, as a percentage of his base salary, to that received by all other C-suite executives, subject to a minimum bonus of $100,000 per year. The Company remains liable to pay Mr. Bafer certain past due payments that remain owed to Mr. Bafer until fully paid. Mr. Bafer has 500,000 stock options expiring in 2029, granted under his previous contract on February 1, 2018, that are now fully vested. If his employment agreement is terminated, Mr. Bafer will be entitled to a lump sum payment equal to the then current base salary.

Gupta Employment Agreement

On November 12, 2018, Anand Gupta was appointed as the Chief Financial Officer and Executive Vice President Finance of the Company. Pursuant to the terms of his employment agreement, Mr. Gupta is entitled to compensation as set out below

(i)	For an initial period of four (4) months, a gross monthly salary of $12,500 (“Initial Monthly Salary”) that will approximately equate to $10,000 per month net of taxes, plus the cost of his temporary accommodation, rental car, per diem, and business class airfare as required for the Executive to individually relocate from India to work at the company’s premises in Florida.
(ii)	Subsequently, after the initial period and subject to the Company successfully raising at least $10 million in fresh capital, an annual base salary of $400,000.

Mr. Gupta is also eligible to receive equity awards, and an annual target bonus payment equal, as a percentage of his base salary, to that received by all other C-suite executives. If the employment agreement is terminated, either by Mr. Gupta or the Company, then the Company shall be liable to pay Mr. Gupta an amount equal to his prevailing annual base salary in addition to any accrued compensation owed to Mr. Gupta until his date of termination. Mr. Gupta is subject to non-competition and non-solicitation clauses pursuant to the terms of the Employment Agreement.

On August 8, 2019, Mr. Gupta resigned from his positions as the Chief Financial Officer and Executive Vice President of Finance of the Company. Mr. Gupta’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.